UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________ FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2006

GENTA INCORPORATED
________________________________________ (Exact Name of Registrant as Specified in Charter)
Delaware	000-19635	33-0326866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Connell Drive, Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On September 19, 2006, Genta Incorporated, a Delaware corporation (the “Company”), issued a press release announcing the presentation of a collaborative study by Genta and the Melanoma Group of the European Organization for the Research and Treatment of Cancer (EORTC).  The results confirmed the strong relationship between patient survival and a biomarker that was prospectively studied in the randomized Phase 3 trial of Genasense® (oblimersen sodium) Injection in patients with advanced melanoma.  The results were presented at a scientific meeting, Perspectives in Melanoma X and the Third International Melanoma Research Congress, which was held in The Netherlands.

A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

By:

/s/ Richard J. Moran
Richard J. Moran
Senior Vice President, Chief Financial
Officer and Corporate Secretary

Dated:

September 19, 2006